Fiscal Fourth Quarter and FY 2024 Financial Results Call

April 11, 2024



Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX, gross margins excluding inventory adjustments, and operating income excluding inventory adjustments, foreign exchange, severance and acquisition expenses. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (LTM as of 01/31/24)	$124.7 million
Market Cap. (04/10/2024)	~$130 million
Cash (01/31/2024)	~$25.2 million
Debt (01/31/2024)	~$1.0 million
Employees	~1,900
Locations	18 in 14 countries
Distribution	~2,000 distributors in 78 countries covering 74% of global population

Note: Lakeland's fiscal year end is January 31

Lakeland Revenue - Fiscal 2024

GEOGRAPHY



44%
11%
13%
13%
11%
8%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

PRODUCT LINE



40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Mission-Critical Product Portfolio

Industrial

Products

- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications

- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Fire

Products

- NFPA certified Fire Turnout Gear
- CE certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications

- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue


C. COX

Lakeland's Mission is to protect the world's workers, first responders and communities by providing quality protective solutions for the most critical situations.

Fiscal 2024 Fourth Quarter Highlights and FY2025 Guidance

Q4-FY24 Highlights

- Net sales growth of 8%
- High-value, strategic product line growth, led by a 18% increase in fire service

Revenue	$31.2 million
Gross Margin	35.9% (44.6% excl. inventory adjustment)
Adjusted EBITDA	$1.8 million ($3.4M excl. FX)
Adjusted EBITDA Margin	5.7% (11.0% excl. FX)

FY25 Guidance

- **FY25 Revenue in the range of $140 million to $150 million.** (Note - Revenue expectation includes the recently announced Jolly Scarpe and Pacific Helmets acquisitions but does not include the LHD fire services business, which we expect to close in late May 2024.)
- **FY25 Adjusted EBITDA excluding FX in the range of $16.8 million to $18.5 million**

Q4-FY24 Revenue

GEOGRAPHY



41%
14%
10%
13%
12%
10%
USA
Latin America
Other N.A.
Asia
Europe
Other Foreign

PRODUCT LINE



2%
41%
21%
21%
16%
Disposables
FR/AR Performance
Fire Service
Chemical
High-Visibility

Fiscal 2024 Fourth Quarter Financial Highlights

Net Sales



$29.0
$31.2
FY'23
FY'24

- Net sales increased $2.2 million, or 7.8%
- Sales of fire service products increased $1.0 million, or 18%, supporting strategic focus on higher value product categories

Gross Margin



37.5%
35.9%
44.6%
FY'23
FY'24
FY'24 Adjusted

- Gross margin impacted by adjustment for inventory write-off partially offset by improved sales mix
- Excluding inventory adj., gross margin % would have been 44.6%

Diluted EPS



0.02
-0.13
FY'23
FY'24

- Net income decreased by $1.2million to $2.6million, due primarily to onetime inventory adjustment and foreign exchange losses
- Resulted in EPS loss of ($0.13) vs. $0.02 prior year

Adjusted EBITDA & Adjusted EBITDA Margin



$1,851
$1,770
$3,430
6.4%
5.7%
11.0%
FY'23
FY'24
FY'24 Adjusted

- Adjusted EBITDA benefited from product mix and sales increases in our higher value product lines
- Partially offset by the impact of currency fluctuations on Operating Expenses

FQ4 Gross Margin and Adjusted EBITDA Bridge


GROSS MARGIN %
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
37.5%
3.7%
3.4%
44.6%
-8.7%
35.9%
Q4 FY23 GM Reported
Sales Mix
Freight improvement
Q4 FY24 GM
Inventory Write-Off Q4-FY24
Q4 FY24 GM Reported

- Sales increases in US, Europe, Canada and Latin America
- Gross Margin improvement positively impacted by the reduction of freight costs
- Inventory write-off offsetting margin improvements


ADJUSTED EBITDA
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$1.9M
$2.4M
$0.2M
$-0.9M
$3.4M
$-1.7M
$1.8M
Adjusted EBITDA Q4 FY23
Organic Margin
Eagle & Pacific Helmets
Other Opex
Adjusted EBITDA Q4 FY24 (Before FX)
Currency Fluctuation
Adjusted EBITDA Q4 FY24

- Higher Organic revenue on strategic products
- Foreign currency exchange movements impacted operating expenses
- Operating expenses increased to support growing activity

Fiscal 2024 Full Year Financial Highlights

Net Sales


$112.8
$124.7
FY'23
FY'24

- Net sales increased $11.8 million, or 10.5%
- $8.3 million growth resulting from acquisition strategy with an 80% growth of service fire sales

Gross Margin


40.6%
41.1%
43.2%
FY'23
FY'24
FY'24 Adjusted

- Improved gross margin due to sales mix and decrease in freight costs.
- Partially offset by Q4 inventory write-off
- Full-year gross margin 43.2% after inventory adj.

Diluted EPS


0.25
0.73
FY'23
FY'24

- Net income increased by $3.5 million to $5.4 million, resulting in net income per diluted share of $0.73 compared to $0.25 in the prior year period

Adjusted EBITDA & Adjusted EBITDA Margin


$9,643
8.6%
$11,977
9.6%
$15,716
12.6%
FY'23
FY'24
FY'24 Adjusted

- Adjusted EBITDA after FX of $15.7 million and Adjusted EBITDA margin after FX adj of 12.6%
- Higher sales and improved gross margin
- $3.7 million unfavorable impact of currency fluctuation

FY24 Gross Margin and Adjusted EBITDA Bridge


GROSS MARGIN %
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
40.6%
0.3%
2.3%
43.2%
-2.1%
41.1%
FY23 GM Reported
Sales Mix
Freight improvement
FY24 GM
Inventory Write-Off Q4-FY24
FY24 GM Reported


ADJUSTED EBITDA
$20.0M
$18.0M
$16.0M
$14.0M
$12.0M
$10.0M
$8.0M
$6.0M
$4.0M
$2.0M
$0.0M
$9.6M
$5.9M
$1.8M
$-1.7M
$15.7M
$-3.7M
$12.0M
Adjusted EBITDA FY23
Organic Margin
Eagle & Pacific Helmets
Other Opex
Adjusted EBITDA FY24 (Before FX)
Currency Fluctuation
Adjusted EBITDA FY24

- Gross Margin improvement positively impacted by the reduction of freight costs
- US, Latam and Europe Revenue increased in FY24, more than offsetting the substantial decrease in Asia

- Higher Organic revenue on strategic products
- Full year of Eagle results
- Foreign currency exchange movements impacted operating expenses

Jolly Scarpe Acquisition Expands Lakeland's Fire Service Portfolio

Company Background and Product Portfolio

Headquarters	• Montebelluna, Italy
Product Focus	• Fire, police, industrial, and military boots
Markets	• **Europe** (98% of FY23 revenues) • **Other** (2% of FY23 revenues)
Distribution	• Designed in Italy • Manufactured in company-operated facility in Romania • Boots sold to distributor and direct to end-user in 40+ countries

Acquisition Highlights

- Premium product line with a global reputation for quality and design
- Highly innovative and R&D driven organization
- Completes Lakeland's "head-to-toe" fire product offering
- Attractive cross-selling opportunities globally





1) Acquisition closed on February 5, 2024

Lakeland Revenue Mix – Historical and Pro Forma with Acquisitions

GEOGRAPHY

Lakeland Organic FY23


44%
22%
7%
10%
11%
6%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

Lakeland Organic FY24


44%
11%
13%
13%
11%
8%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

Lakeland Organic with Pacific Helmets, Jolly Scarpe and LHD Group (Pro Forma)


32%
10%
23%
10%
8%
17%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

PRODUCT LINE


49%
13%
20%
13%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility


40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility


29%
42%
12%
13%
4%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Lakeland's Strategic Priorities

Building a Premier Global Fire Brand

- Investing resources in high growth geographies
- Commitment to product line enhancements
- Optimizing operations and sales channels

Expanding Portfolio and Capabilities Through M&A

- Adding product line extensions and innovative new products
- Expanding global markets, channels and customers
- Maintaining robust acquisition pipeline

Solidifying Foundational Non-Wovens Business

- Filling in product portfolio gaps
- Acquiring premier global brands
- Driving operating leverage through cross-selling

FQ4 and Fiscal Year Key Takeaways

- ✓ Fiscal fourth quarter results included continued revenue growth in key geographic markets and product lines, including 18% growth in fire service in Q4 and 80% for FY24.
- ✓ Q4 Adjusted EBITDA excluding FX up 85% vs. Q4 FY23. Full-year FY24 Adjusted EBITDA excluding FX up 47%.
- ✓ Subsequent to quarter end, completed acquisition of Jolly Scarpe and announced agreement to acquire LHD fire and rescue business, enhancing Lakeland's fire service offering.
- ✓ Lakeland achieved Fiscal Year profitability margins in line with the Company's three-to-five-year targets, including gross margin of 41.1%. (43.2% full-year GM% excluding inventory adjustment).
- ✓ Strong growth in North America, Latin America, and Europe helps and in strategic, higher-value products, including fire services.



Why Invest in Lakeland?

- ✓Positioned for sustainable growth, driven by a focus on organic and inorganic opportunities
- ✓Significant upside in growing global fire market, as well as other higher value-added products and segments
- ✓Strategic competitive and manufacturing advantages
- ✓Healthy M&A pipeline supported by strong balance sheet
- ✓Recession-resistant core business
- ✓Positive exposure to “black swan” events






Appendix

Fiscal 2024 Fourth Quarter and Full Year Financial Summary

	THREE MONTHS ENDED JANUARY 31,			TWELVE MONTHS ENDED JANUARY 31,		
	2024	2023	Variance	2024	2023	Variance
Net sales	$31,239	$28,997	7.73%	$124,688	$112,846	10.49%
Gross Margin	35.87%	37.46%	-159bps	41.06%	40.63%	43bps
Adjusted EBITDA	$1,770	$1,851	10.80%	$11,977	$9,643	10.80%
Adjusted EBITDA Margin	5.67%	6.38%	-71bps	9.61%	8.55%	106bps
EPS	-$0.13	$0.02	-$0.16	$0.73	$0.25	$0.48

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 and Full Year

	THREE MONTHS ENDED JANUARY 31,		TWELVE MONTHS ENDED JANUARY 31,	
	2024	2023	2024	2023
Net Income to EBITDA				
Net income (loss)	-$976	$184	$5,426	$1,873
Interest	$30	$11	$52	$37
Taxes	$1,253	-$12	$3,930	$3,598
Depreciation and amortization	$592	$417	$2,291	$1,505
EBITDA	$899	$600	$11,700	$7,012
EBITDA to Adjusted EBITDA (excluding non-cash expenses)				
EBITDA	$899	$600	$11,700	$7,012
Equity compensation	$143	$350	$890	$1,491
Other income (expense)	-$3,602	-$107	-$3,416	$33
Inventory	$2,719	$0	$2,719	$0
Eagle revaluation of earnout consideration	$151	$0	-$2,538	$0
Acquisition Expenses	$512	$589	$529	$589
Employee separation expense	$581	$0	$1,349	$0
Monterrey	$368	$140	$743	$240
Restructuring	$0	$278	$0	$278
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,643

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 and Full Year

	THREE MONTHS ENDED JANUARY 31,		TWELVE MONTHS ENDED JANUARY 31,	
	2024	2023	2024	2023
Gross Margin excluding inventory adjustment:				
Gross Profit	11,205	10,862	51,192	45,849
Inventory adjustment	2,712		2,712	
Divided by net sales	$31,239	$28,997	$124,688	$112,847
Gross Margin excluding inventory adjustment	44.6%	37.5%	43.2%	40.6%
Adjusted EBITDA Margin:				
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,643
Divided by net sales	$31,239	$28,997	$124,688	$112,846
Adjusted EBITDA Margin	5.67%	6.38%	9.61%	8.55%
Adjusted EBITDA excluding FX:				
Adjusted EBITDA	$1,770	$1,851	$11,977	$9,644
Currency Fluctuation	$1,660	$93	$3,739	$1,084
Adjusted EBITDA excluding FX	$3,430	$1,944	$15,716	$10,728
Adjusted EBITDA Margin excluding FX				
Adjusted EBITDA excluding margin	$3,430	$1,944	$15,716	$10,728
Divided by net sales	$31,239	$28,997	$124,688	$112,847
Adjusted EBITDA Margin excluding FX	11.0%	6.7%	12.6%	9.5%

($000's Except Share Information)

Lakeland®

Protect Your People